Exhibit 10.35

THIRD AMENDMENT TO STOCKHOLDERS’ AGREEMENT

THIS THIRD AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is made as of the 18th day of November, 2004, by and among KOPPERS INC., a Pennsylvania corporation (“Koppers”), KI HOLDINGS INC., a Pennsylvania corporation (“Holdings”), SARATOGA PARTNERS III, L.P., a Delaware limited partnership (“Saratoga”) and the Representatives of the Management Investors (as defined in the Stockholders’ Agreement).

RECITALS:

WHEREAS, Koppers, Saratoga and certain Management Investors (as defined in the Stockholders’ Agreement) are parties to a Stockholders’ Agreement dated December 1, 1997 (as amended or restated from time to time the “Stockholders’ Agreement”); and

WHEREAS, substantially simultaneously with the execution of this Amendment, Koppers has entered into a merger transaction which has resulted in Koppers becoming a wholly-owned subsidiary of Holdings; and

WHEREAS, Koppers, Saratoga and the Representatives of the Management Investors desire to amend the Stockholders’ Agreement to, among other things, provide that Holdings will become and be a party to the Stockholders’ Agreement; and

WHEREAS, the Stockholders’ Agreement may be amended by a written instrument signed by Saratoga, the Representatives of the Management Investors, Koppers, and any stockholder holding at least 5% of the outstanding Voting Shares (as defined in the Stockholders’ Agreement); and

WHEREAS, there is no stockholder who holds at least 5% of the outstanding Voting Shares.

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated by reference herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The recitals set forth above are incorporated into and made a part of this Amendment.

2. Capitalized terms used in this Amendment and not otherwise defined shall have the same meanings ascribed to those terms in the Stockholders’ Agreement, as may be amended hereby.

3. From and after the date hereof, every reference in the Stockholders’ Agreement to the “Company” shall be and be deemed to be a reference to “KI Holdings Inc.,” except for the references referred to in Section 7 of this Amendment.

4. From and after the date hereof, Holdings shall become and be a party to, and be bound by the terms and conditions of, the Stockholders’ Agreement.

5. For avoidance of doubt, notwithstanding the introduction to the Stockholders’ Agreement, Holdings is not a Stockholder (as defined in the Stockholders’ Agreement).

6. From and after the date hereof, Koppers shall not have any obligations under the Stockholders’ Agreement.

7. From and after the date hereof, the reference to the “Company’s Pension Plan for Salaried Employees” found in Section 11.1 of the Stockholders’ Agreement shall be and be deemed to be a reference to “the Pension Plan for Salaried Employees of Koppers Inc.” and the reference to “the Company” found in Section 11.1 of the Stockholders’ Agreement shall be and be deemed to be a reference to “Koppers Inc.”

8. Koppers, Saratoga, Holdings and the Representatives of the Management Investors hereby ratify and confirm the Stockholders’ Agreement, as amended by this Amendment, in all respects.

9. This Amendment may be executed in counterparts, as may be deemed necessary and convenient by the parties hereto, each of which counterpart, when so executed and delivered, shall be deemed an original, but all of such counterparts shall constitute but one and the same instrument.

10. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

[Signature Page to Follow]

WITNESS the due execution hereof as of the day and year first above written.

KOPPERS INC. a Pennsylvania corporation

By:	/s/ BRIAN H. MCCURRIE
Title:	VP & CFO
Print Name:	Brian H. McCurrie

KI HOLDINGS INC., a Pennsylvania corporation

By:	/s/ STEVEN R. LACY
Title:	SVP
Print Name:	Steven R. Lacy

SARATOGA PARTNERS III, L.P., a Delaware limited partnership

By:	/s/ CHRISTIAN L. OHERBECK
Title:
Print Name:	Christian L. Oherbeck

REPRESENTATIVES OF THE MANAGEMENT INVESTORS

/s/ WALTER W. TURNER
Walter W. Turner

/s/ RANDALL D. COLLINS
Randall D. Collins

[Signature Page to Third Amendment To Stockholders’ Agreement]